Exhibit 10.8

                                                                  April 28, 1997




                           PARENT GUARANTEE AGREEMENT

                                     Between

                         Sinclair Broadcast Group, Inc.
                     (as Guarantor of Preferred Securities)

                                       and

                      First Union National Bank of Maryland
                                  (as Trustee)

                                   dated as of

                                 March 12, 1997



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                                TABLE OF CONTENTS


ARTICLE I              DEFINITIONS...........................................  1

         SECTION 1.1.  Definitions...........................................  1

ARTICLE II             TRUST INDENTURE ACT...................................  7

         SECTION 2.1.         Trust Indenture Act; Application...............  7
         SECTION 2.3.         Reports by the Trustee.........................  8
         SECTION 2.4.         Periodic Reports to Trustee....................  8
         SECTION 2.5.         Evidence of Compliance with Conditions
                              Precedent......................................  8
         SECTION 2.6.         Event of Default; Notice; Waiver...............  8
         SECTION 2.7.         Conflicting Interests..........................  9

ARTICLE III            POWERS, DUTIES AND RIGHTS OF TRUSTEE..................  9

         SECTION 3.1.         Powers and Duties of the Trustee...............  9
         SECTION 3.2.         Certain Rights of Trustee...................... 11

ARTICLE IV             TRUSTEE............................................... 13

         SECTION 4.1.         Trustee; Eligibility........................... 13
         SECTION 4.2.         Appointment, Removal and Resignation of
                              Trustee........................................ 13

ARTICLE V              GUARANTEE............................................. 14

         SECTION 5.1.         Guarantee...................................... 14
         SECTION 5.2.         Waiver of Notice and Demand.................... 14
         SECTION 5.3.         Obligations Not Affected....................... 15
         SECTION 5.4.         Rights of Holders.............................. 16
         SECTION 5.5.         Guarantee of Payment........................... 16
         SECTION 5.6.         Subrogation.................................... 16
         SECTION 5.7.         Independent Obligations........................ 17

ARTICLE VI             LIMITATION OF TRANSACTIONS; SUBORDINATION............. 17

         SECTION 6.1.         Limitation of Transactions..................... 17
         SECTION 6.2.         Subordination.................................. 17

ARTICLE VII            TERMINATION........................................... 18

         SECTION 7.1.         Termination.................................... 18

ARTICLE VIII           MISCELLANEOUS......................................... 18

         SECTION 8.1.         Successors and Assigns......................... 18
         SECTION 8.2.         Amendments..................................... 18
         SECTION 8.3.         Notices........................................ 18


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         SECTION 8.4.         Benefit........................................ 20
         SECTION 8.5.         No Benefit to Creditors of Trust............... 20
         SECTION 8.6.         Interpretation................................. 20
         SECTION 8.7.         Governing Law.................................. 21



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                           PARENT GUARANTEE AGREEMENT

         This PARENT GUARANTEE AGREEMENT (the "Parent Guarantee Agreement"), dated as of March 12, 1997, is executed and delivered by Sinclair Broadcast Group, Inc., a Maryland corporation (the "Guarantor"), and First Union National Bank of Maryland, as trustee (the "Trustee"), for the benefit of the Holders (as defined herein) from time to time of the Preferred Securities (as defined herein) of Sinclair Capital, a Delaware statutory business trust (the "Issuer").

         WHEREAS, pursuant to an Amended and Restated Trust Agreement (as amended or supplemented from time to time in accordance with its terms, the "Trust Agreement"), dated as of March 12, 1997, among the Trustees of the Issuer named therein, KDSM, Inc., as Depositor, and the Holders from time to time of undivided beneficial interests in the assets of the Issuer, the Issuer is issuing as of the date hereof $200,000,000 aggregate Liquidation Value of its 11 5/8% High Yield Trust Offered Preferred Securities, (the "Preferred Securities") representing undivided beneficial interests in the assets of the Issuer and having the terms set forth in the Trust Agreement;

         WHEREAS, the Preferred Securities will be issued by the Issuer and the proceeds thereof will be used to purchase the KDSM Senior Debentures of the Depositor which will be deposited with the Issuer as trust assets;

         WHEREAS, as incentive for the Holders to purchase the Preferred Securities, the Guarantor desires to irrevocably and unconditionally agree to pay in full on a junior subordinated basis, to the extent set forth herein, the Guarantee Payments (as defined herein) to the Holders of the Preferred Securities and to make certain other payments on the terms and conditions set forth herein; and

         WHEREAS, the creditors of the Issuer shall not have any benefits from this Parent Guarantee Agreement.

         NOW, THEREFORE, in consideration of the payment for Preferred Securities by each Holder thereof, which payment the Guarantor hereby agrees shall benefit the Guarantor, the Guarantor executes and delivers this Parent
Guarantee Agreement for the benefit of the Holders from time to time of the Preferred
                                    ARTICLE I
                                   -----------
                                   DEFINITIONS
                                   -----------
         SECTION 1.1. Definitions. As used in this Parent Guarantee Agreement, the terms set forth below shall, unless the context otherwise requires, have the following meanings. Capitalized or otherwise defined terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Trust Agreement as in effect on the date hereof.

                  "Affiliate" means, with respect to any specified Person, (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person,
         (ii) any other Person that owns, directly or indirectly, 5% or more of such Person's Equity Interest or any officer or director of any such Person or other Person or, with respect to any natural Person, any Person having a relationship with such Person or other Person by blood, marriage or adoption not more remote than first cousin or (iii) any other Person 10% or more of the voting Equity Interests of which are beneficially owned or held directly or indirectly by such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Capital Lease Obligation" means any obligation under any capital lease of real or personal property which, in accordance with GAAP, has been recorded as a capitalized lease obligation.

                  "Disqualified Equity Interests" means any Equity Interests that, either by their terms or by the terms of any security into which they are convertible or exchangeable or otherwise, are or upon the happening of an event or passage of time would be required to be redeemed prior to the stated maturity, if any, of the Preferred Securities or are redeemable at the option of the holder thereof at any time prior to any such stated maturity, if any, or are convertible into or exchangeable for debt securities at any time prior to any such stated maturity, if any, at the option of the holder thereof.

                  "Equity Interest" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person, including any preferred Equity Interests.

                  "Event of Default" shall occur upon the failure of the Guarantor to perform any of its obligations under this Parent Guarantee Agreement.

                  "GAAP" means generally accepted accounting principles in the United States, consistently applied, which are in effect on the date the 1993 Notes were issued.

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                  "Guaranteed  Debt" of any Person means,  without  duplication, all Indebtedness of any other Person referred to in the definition of Indebtedness contained herein and guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss,
         (iii) to supply funds to, or in any other manner invest in, the debtor (including any agreement to pay for property or services without requiring that such property be received or such services be rendered),
         (iv) to maintain working capital or equity capital of the debtor, or otherwise to maintain the net worth, solvency or other financial condition of the debtor or (v) otherwise to assure a creditor against loss; provided that the term "guarantee" shall not include endorsements for collection or deposit, in either case in the ordinary course of business.

                  "Guarantee Payments" means the following payments or distributions, without duplication, with respect to the Preferred
         Securities: (i) any accrued and unpaid distributions on the Preferred Securities that have been theretofore properly declared on the Preferred Securities from funds of the Trust legally available therefor in accordance with the terms of the Trust Agreement, (ii) the redemption price payable with respect to any Preferred Securities called for redemption by the Trust out of funds legally available therefor in accordance with the terms of the Trust Agreement and (iii) upon a voluntary or involuntary dissolution, winding-up or termination of the Trust (other than in connection with a redemption of all of the Preferred Securities), the payment of an amount if, when, and to the extent holders of the Preferred Securities are lawfully entitled to payment thereof from the Trust equal to the lesser of (a) the full liquidation preference plus accumulated and unpaid dividends to which the holders of the Preferred Securities are lawfully entitled, and (b) the amount of the Trust's legally available assets remaining after satisfaction of all claims of other parties which, as a matter of law, are prior to those of the holders of the Preferred Securities (in either case, the "Liquidation Distribution").

                  "Guarantor"  means  Sinclair  Broadcast  Group,  Inc.  and its
         successors,   assigns,  receivers,   trustees  and  representatives  as
         provided in Section 8.1 hereunder.

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                  "Holder" shall mean any holder, as registered on the books and records of the Issuer, of any Preferred Securities; provided, however, that in determining whether the holders of the requisite percentage of Preferred Securities have given any request, notice, consent or waiver hereunder, "Holder" shall not include the Guarantor or any Affiliate of the Guarantor.

                  "Indebtedness" means, with respect to any Person, without duplication, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities arising in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letters of credit issued under letter of credit facilities, acceptance facilities or other similar facilities and in connection with any agreement to purchase, redeem, exchange, convert or otherwise acquire for value any Equity Interests of such Person, or any warrants, rights or options to acquire such Equity Interests, now or hereafter outstanding, (ii) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade payables arising in the ordinary course of business, (iv) all obligations under Interest Rate Agreements of such Person, (v) all Capital Lease Obligations of such Person, (vi) all Indebtedness referred to in clauses (i) through (v) above of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien, upon or with respect to property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, (vii) all Guaranteed Debt of such Person, (viii) all Disqualified Equity Interests valued at the greater of their voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends, and (ix) any amendment, supplement, modification, deferral, renewal, extension, refunding or refinancing of any liability of the types referred to in clauses (i) through (viii) above.

                  "Indenture" means the Indenture dated as of March 12, 1997, among KDSM, Inc., the Guarantor and First Union National Bank of Maryland, as trustee, as amended and supplemented from time to time in accordance with its terms.

                  "Interest Rate Agreements" means one or more of the following agreements which shall be entered into by the Guarantor and one or more financial institutions: interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements) and/or other types of interest rate hedging agreements from time to time.

                  "KDSM, Inc." means KDSM, Inc., a Maryland corporation.


                  "KDSM Senior Debentures" means the 115/8% Senior Debentures due 2009 issued by KDSM, Inc. pursuant to the Indenture.

                  "Lien" means any mortgage, charge, pledge, lien (statutory or otherwise), privilege, security interest, hypothecation or other encumbrance upon or with respect to any property of any kind (including any conditional sale or other title retention agreement, any leases in the nature thereof, and any agreement to give any security interest), real or personal, movable or immovable, now owned or hereafter acquired.

                  "Liquidation Value" means the stated Liquidation Value of $100 per Trust Security.

                  "Majority in Liquidation Value of the Preferred Securities" means a vote by Holder(s) of Preferred Securities, voting separately as a class, of at least a majority in Liquidation Value of all outstanding Preferred Securities.

                  "1993 Notes" means the Guarantors' 10% Senior Subordinated Notes due 2003.

                  "Officers' Certificate" means with respect to any Person a certificate signed by (i) the Chairman, a Vice Chairman, the Chief Executive Officer, the President, a Vice President or the Treasurer of such Person and (ii) the Secretary or an Assistant Secretary of such Person, and delivered to the Trustee; provided, however, that such certificate may be signed by two of the officers or directors listed in clause (i) above in lieu of being signed by one of such officers or directors listed in such clause (i) and one of the officers listed in clause (ii) above. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Parent Guarantee Agreement shall include:

                  (a) a statement that each officer or director signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

                  (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer or director in rendering the Officers' Certificate;

                  (c) a statement that each such officer or director has made such examination or investigation as, in such officer's or director's opinion, is necessary to enable such officer or director to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such officer or director, such condition or covenant has been complied with.

                  "Parent Preferred" means the shares of Series C Preferred Stock, par value $.01 per share, liquidation value of $100 per share, issued by the Guarantor.

                  "Person"  means  any  individual,  corporation,   partnership,
         limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Responsible Officer" means, with respect to the Trustee, any vice-president, any assistant vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer of the Corporate Trust Department of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

                  "Successor Trustee" means a successor Trustee possessing the qualifications to act as Trustee under Section 4.1.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939, as so amended.

                  "Trustee" means the First Union National Bank of Maryland until a Successor Trustee has been appointed and

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         has  accepted  such  appointment  pursuant  to the terms of this Parent
         Guarantee Agreement and thereafter means each such Successor Trustee.

                                   ARTICLE II
                                   ----------
                               TRUST INDENTURE ACT
                               -------------------
         SECTION 2.1.               Trust Indenture Act; Application.

         As of the date hereof,

         (a) this Parent Guarantee Agreement shall, as a matter of contract law, be subject to the provisions of the Trust Indenture Act that are required to be part of this Parent Guarantee Agreement and shall, to the extent applicable, be governed by such provisions; and

         (b) if and to the extent that any provision of this Parent Guarantee Agreement limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

         SECTION 2.2.               Lists of Holders of Securities.

         (a) To the extent not available to the Trustee, the Guarantor shall furnish or cause to be furnished to the Trustee (a) quarterly, not later than March 15, June 15, September 15 and December 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of the Preferred Securities ("List of Holders") as of a date not more than 15 days prior to the delivery thereof as required by the Trustee and (b) at such other times as the Trustee may reasonably request in writing, within 30 days after the receipt by the Guarantor of any such request, a List of Holders as of a date not more than 15 days prior to the time such list is furnished; provided that the Guarantor shall not be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Trustee by the Guarantor. The Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

         (b) The Trustee shall comply with the obligations set forth under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act whether or not the Trust Indenture Act is then applicable to this Parent Guarantee Agreement, and such provisions are hereby incorporated by reference herein.

          SECTION 2.3. Reports by the Trustee. Within 60 days after May 15 of each year, the Trustee shall provide to the Holders of the Preferred Securities such reports as are required by Section

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313 of the Trust  Indenture Act, if any, in the form and in the manner  provided by Section 313 of the Trust Indenture Act whether or not the Trust Indenture Act is then applicable to this Parent Guarantee Agreement, and such provisions are hereby incorporated by reference herein. The Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act whether or not the Trust Indenture Act is then applicable to this Parent Guarantee Agreement, and such provisions are hereby incorporated by reference herein.

         SECTION 2.4. Periodic Reports to Trustee. The Guarantor shall provide to the Trustee such documents, reports and information as are required by
Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act whether or not the Trust Indenture Act is then applicable to this Parent Guarantee Agreement, and such provisions are hereby incorporated by reference herein.

         SECTION 2.5. Evidence of Compliance with Conditions Precedent. The Guarantor shall provide to the Trustee such evidence of compliance with any conditions precedent provided for in this Parent Guarantee Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to
Section 314(c)(1) may be given in the form of an Officers' Certificate.

         SECTION 2.6.               Event of Default; Notice; Waiver.

         (a) The Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Preferred Securities, notices of all Events of Default known to the Trustee, unless such defaults have been cured before the giving of such notice, provided that the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Preferred Securities.

         (b) The holders of a Majority in Liquidation Value of the Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default under this Parent Guarantee Agreement and its consequences. Upon such waiver, any such Event of Default shall cease to exist and any such Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Parent Guarantee Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

         SECTION 2.7. Conflicting Interests. The Trust Agreement shall be deemed to be specifically described in this Parent Guarantee Agreement for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

                                   ARTICLE III
                                   -----------
                      POWERS, DUTIES AND RIGHTS OF TRUSTEE
                      ------------------------------------
         SECTION 3.1.               Powers and Duties of the Trustee.

         (a) This Parent Guarantee Agreement shall be held by the Trustee for the benefit of the Holders of the Preferred Securities, and the Trustee shall not transfer this Parent Guarantee Agreement to any Person except a Holder of Preferred Securities exercising his or her rights pursuant to Section 5.4(iv) or to a Successor Trustee on acceptance by such Successor Trustee of its appointment to act as Successor Trustee. The right, title and interest of the Trustee shall automatically vest in any Successor Trustee, and such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered pursuant to the appointment of such Successor Trustee.

         (b) If an Event of Default has occurred and is continuing, the Trustee shall enforce this Parent Guarantee Agreement for the benefit of the Holders of the Preferred Securities.

         (c) The Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Parent Guarantee Agreement, and no implied covenants against the Trustee shall be read into this Parent Guarantee Agreement. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6), the Trustee shall exercise such of the rights and powers vested in it by this Parent Guarantee Agreement, and use the same degree of care and skill in its exercise thereof, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (d) No provision of this Parent Guarantee Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) prior to the occurrence of any Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

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




                           (A) the duties and  obligations  of the Trustee shall
                  be determined solely by the express provisions of this Parent Guarantee Agreement, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Parent Guarantee Agreement; and

                           (B) in the  absence  of bad  faith on the part of the
                  Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Parent Guarantee Agreement;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts upon which such judgment was made;

                  (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a Majority in Liquidation Value of the Preferred Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Parent Guarantee Agreement; and

                  (iv) no provision of this Parent Guarantee Agreement shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Parent Guarantee Agreement or adequate indemnity against such risk or liability is not reasonably assured to it.


         SECTION 3.2.               Certain Rights of Trustee.

         (a)      Subject to the provisions of Section 3.1:

                  (i) the Trustee may rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                  (ii) any direction or act of the Guarantor contemplated by this Parent Guarantee Agreement shall be sufficiently evidenced by an Officers' Certificate;

                  (iii) whenever, in the administration of this Parent Guarantee Agreement, the Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Guarantor;

                  (iv) the Trustee may consult with counsel of its choice, and the written advice or opinion of such counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion; such counsel may be counsel to the Guarantor or any of its Affiliates and may include any of its employees; and the Trustee shall have the right at any time to seek instructions concerning the administration of this Parent Guarantee Agreement from any court of competent jurisdiction;

                  (v) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Parent Guarantee Agreement at the request or direction of any Holder, unless such Holder shall have provided to the Trustee such adequate security and indemnity as would satisfy a reasonable person in the position of the Trustee, against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Trustee;

                  (vi) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                  (vii) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (viii) whenever in the administration of this Parent Guarantee Agreement the Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Trustee (i) may request instructions from the Holders of the Preferred Securities, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions.

         (b) No provision of this Parent Guarantee Agreement shall be deemed to impose any duty or obligation on the Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal, or in which the Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Trustee shall be construed to be a duty.

         (c) The Trustee hereunder shall be entitled to fees and indemnity as Trustee under this Parent Guarantee Agreement on the same terms as those set forth in Section 8.06(2) and (3) of the Trust Agreement except that such obligations will be those of the Guarantor and not the Depositor (as defined in the Trust Agreement).

                                   ARTICLE IV
                                   ----------
                                     TRUSTEE
                                     -------
         SECTION 4.1.               Trustee; Eligibility.

         (a)      There shall at all times be a Trustee which shall:

                  (i)      not be an Affiliate of the Guarantor; and

                  (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Securities and Exchange Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $250 million U.S. dollars ($250,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then, for the purposes of this Section 4.1(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         (b) If at any time the Trustee shall cease to be eligible to so act under Section 4.1(a), the Trustee shall immediately resign in the manner and with the effect set out in Section 4.2(d).

         (c) The Trustee and the Guarantor shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act whether or not the Trust Indenture Act is then applicable to this Parent Guarantee Agreement, and such provisions are hereby incorporated by reference herein.

         SECTION 4.2.        Appointment, Removal and Resignation of Trustee.

         (a) Subject to Section 4.2(c), the Trustee may be appointed or removed without cause at any time by the Guarantor.

         (b) Subject to Section 4.2(c), the Trustee may be removed at any time by Act of the Holders of a Majority in Liquidation Value of the Preferred Securities, delivered to the Trustee and to the Guarantor.

         (c) The Trustee shall not be removed pursuant to Section 4.2(a) or (b) until a Successor Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Trustee and delivered to the Guarantor.

         (d) The Trustee appointed to office shall hold office until a Successor Trustee shall have been appointed or until its removal or registration. The Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing executed by the Trustee and delivered to the Guarantor, which resignation shall not take effect until a Successor Trustee has been appointed and has accepted such appointment by instrument in writing executed by such Successor Trustee and delivered to the Guarantor and the resigning Trustee.

         (e) If no Successor Trustee shall have been appointed and accepted appointment as provided in this Section 4.2 within 60 days after delivery to the Guarantor of an instrument of resignation, the resigning Trustee may petition any court of competent jurisdiction for appointment of a Successor Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Trustee.

         (f) No Trustee shall be liable for the acts or omissions to act of any of any Successor Trustee.

                                    ARTICLE V
                                    ---------
                                    GUARANTEE
                                    ---------
         SECTION 5.1. Guarantee. The Guarantor irrevocably and unconditionally agrees to pay in full to the Holders the Guarantee Payments (without duplication of amounts theretofore paid by the Issuer), as and when due, regardless of any defense, right of set-off or counterclaim which the Issuer may have or assert other than the defense of payment. The Guarantor's obligation to make a Guarantee Payment may be satisfied, in the Guarantor's sole discretion, by direct payment of the required amounts by the Guarantor to the Holders or by causing the Issuer or any other person to pay such amounts to the Holders.

         SECTION 5.2. Waiver of Notice and Demand. The Guarantor hereby waives notice of acceptance of this Parent Guarantee Agreement and of any liability to which it applies or may apply presentment, demand for payment, any right to require a proceeding first against the Issuer or any other Person before proceeding against the Guarantor, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

         SECTION 5.3. Obligations Not Affected. The obligation of the Guarantor to make the Guarantee Payments under this Parent Guarantee Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

                  (a) the release or waiver,  by operation of law or  otherwise, of the performance or observance by the Issuer of any express or implied agreement, covenant, term or condition relating to the Preferred Securities to be performed or observed by the Issuer;

                  (b) the extension of time for the payment by the Issuer of all or any portion of the Distributions, Redemption Price, Liquidation Distribution or any other sums payable under the terms of the Preferred Securities or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Preferred Securities (other than an extension of time for payment of Distributions that results from the extension of any interest payment period on the KDSM Senior Debentures permitted by the Indenture);

                  (c) any failure, omission, delay or lack of diligence on the part of the Holders to enforce, assert or exercise any right, privilege, power or remedy conferred on the Holders pursuant to the terms of the Preferred Securities, or any action on the part of the Issuer granting indulgence or extension of any kind;

                  (d) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Issuer or any of the assets of the Issuer;

                  (e) any invalidity of, or defect or deficiency in, the Preferred Securities;

                  (f) the settlement or compromise of any obligation guaranteed hereby or hereby incurred;

                  (g) the making of any payments under the Parent Preferred or the KDSM Senior Debentures; or

                  (h) any other circumstance (including any statute of limitations) whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor other than the defense of payment, it being the intent of this Section 5.3 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

         There shall be no obligation of the Holders to give notice to, or obtain consent of, the Guarantor with respect to the happening of any of the foregoing.

         SECTION 5.4. Rights of Holders. The Guarantor expressly acknowledges that: (i) this Parent Guarantee Agreement will be deposited with the Trustee to be held for the benefit of the Holders of the Preferred Securities; (ii) the Trustee has the right to enforce this Parent Guarantee Agreement on behalf of the Holders of the Preferred Securities; (iii) the Holders of a Majority in Liquidation Value of the Preferred Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee in respect of this Parent Guarantee Agreement or exercising any trust or power conferred upon the Trustee under this Parent Guarantee Agreement; and (iv) if the Trustee fails to enforce this Parent Guarantee Agreement, any Holder of the Preferred Securities may institute a legal proceeding directly against the Guarantor to enforce its rights under this Parent Guarantee Agreement, without first instituting a legal proceeding against the Issuer, the Trustee or any other person or entity. The Guarantor waives any right or remedy to require that any action be brought first against the Issuer or any Person before proceeding directly against the Guarantor.

         SECTION 5.5. Guarantee of Payment. This Parent Guarantee Agreement creates a guarantee of payment of the Guarantee Payments to the limited extent described in Section 5.1 and not of collection or performance of non-payment covenants. This Parent Guarantee Agreement will not be discharged except by payment of the Guarantee Payments in full (without duplication).

         SECTION 5.6. Subrogation. The Guarantor shall be subrogated to any and all rights of the Holders of Preferred Securities against the Issuer in respect of any amounts paid to the Holders by the Guarantor under this Parent Guarantee Agreement; provided, however, that the Guarantor shall not be entitled to enforce or exercise any rights which it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Parent Guarantee Agreement unless and until all of amounts and preferences owing to the holders of the Preferred Securities are paid in full and are no longer outstanding or if any amounts are due and unpaid under this Parent Guarantee Agreement. If any amount shall be paid to the Guarantor in violation of the preceding sentence, the Guarantor agrees to hold such amount in trust for the Holders and to pay over such amount to the Holders.

         SECTION 5.7. Independent Obligations. The Guarantor acknowledges that its obligations hereunder are independent of the obligations of the Issuer with respect to the Preferred Securities and that the Guarantor shall be liable as principal and as debtor hereunder to make Guarantee Payments pursuant to the terms of this Parent Guarantee Agreement notwithstanding the occurrence of any event referred to in subsections (a) through (g), inclusive, of Section 5.3 hereof.

                                   ARTICLE VI
                                   ----------
                    LIMITATION OF TRANSACTIONS; SUBORDINATION
                    -----------------------------------------
         SECTION 6.1. Limitation of Transactions. So long as any Preferred Securities remain outstanding, if there shall have occurred an Event of Default or an event of default under the Trust Agreement, then the Guarantor shall not declare or pay any dividend on, make any distributions with respect to, or redeem, purchase, acquire of make a liquidation payment with respect to, any of its capital stock (other than (i) purchases or acquisitions of shares of common stock in connection with the satisfaction by the Guarantor of its obligations under any employee benefit plans, or (ii) as a result of a reclassification of the Guarantor's capital stock or the exchange or conversion of one class or series of the Guarantor's capital stock for another class or series of the Guarantor's capital stock) or make any guarantee payments with respect to the foregoing.

         SECTION 6.2. Subordination. This Parent Guarantee Agreement will constitute an unsecured obligation of the Guarantor and will rank (i) senior to any class or series of the Guarantor's preferred stock and common stock and (ii) subordinate and junior in right of payment to all Indebtedness and liabilities of the Guarantor (excluding trade payables and other liabilities that may be made pari passu with or subordinate to the Guarantee Payments expressly by their terms), and, therefore, no payments shall be required to be made under this Parent Guarantee Agreement so long as there shall be a default or event of default under any such Indebtedness or such payments will create a default or event of default under any Indebtedness or any other liabilities of the Guarantor (other than liabilities that are pari passu with of subordinate to the Guarantee Payments expressly by their terms).

                                   ARTICLE VII
                                   -----------
                                   TERMINATION
                                   -----------
         SECTION 7.1. Termination. This Parent Guarantee Agreement shall terminate and be of no further force and effect upon: (i) full payment of the Redemption Price of all Preferred Securities or (ii) the distribution of the KDSM Senior Debentures to Holders of Preferred Securities in accordance with the Trust Agreement upon liquidation of the Issuer or (iii) upon full payment of the amounts payable in accordance with the Trust Agreement upon liquidation of the Issuer. Notwithstanding the foregoing, this Parent Guarantee Agreement will continue to be effective or will be reinstated, as the case may be, if at any time any Holder must restore payment of any sums paid with respect to Preferred Securities or under this Parent Guarantee Agreement.

                                  ARTICLE VIII
                                  ------------
                                  MISCELLANEOUS
                                  -------------
         SECTION 8.1. Successors and Assigns. All guarantees and agreements contained in this Parent Guarantee Agreement shall bind the successors, assigns, receivers, trustees and representatives of the Guarantor and shall inure to the benefit of the Holders of the Preferred Securities then outstanding. Except in connection with a consolidation, merger or sale involving the Guarantor that is permitted under Article Eight of the Indenture, the Guarantor shall not assign its obligations hereunder.

         SECTION 8.2. Amendments. Except with respect to any changes which do not adversely affect the rights of Holders (in which case no consent of Holders will be required) and for which an opinion of counsel of the Trustee has been received stating that such changes do not adversely affect the rights of Holders, the terms of this Parent Guarantee Agreement may only be amended with the prior approval of the Holders of not less than a Majority in Liquidation Value of the Preferred Securities. The provisions of Article Six of the Trust Agreement concerning meetings of Holders shall apply to the giving of such approval.

         SECTION 8.3. Notices. Any notice, request or other communication required or permitted to be given hereunder shall be in writing, duly signed by the party giving such notice, and delivered, telecopied or mailed by first class mail as follows:

                  (a) if given to the Guarantor, to the address set forth below or such other address as the Guarantor may give notice of to the Holders of the Preferred Securities:

                           Sinclair Broadcast Group, Inc.
                           2000 W. 41st Street
                           Baltimore, Maryland  21211
                           Attention:  General Counsel

                           with a copy to:

                           Thomas & Libowitz, P.A.
                           100 Light Street, Suite 1100
                           Baltimore, Maryland  21202
                           Attention:  Steven A. Thomas, Esq.

                           and a copy to:

                           Wilmer, Cutler & Pickering
                           100 Light Street
                           Baltimore, Maryland  21202
                           Attention:  John B. Watkins, Esq.

                  (b) if given to the Issuer, in care of the Trustee, at the Issuer's (and the Trustee's) address set forth below or such other address as the Trustee on behalf of the Issuer may give notice of to the Holders of the Preferred Securities:

                           Sinclair Capital
                           c/o Sinclair Broadcast Group, Inc.
                           2000 W. 41st Street
                           Baltimore, Maryland  21211
                           Attention:  General Counsel

                           with a copy to:

                           Thomas & Libowitz, P.A.
                           100 Light Street, Suite 1100
                           Baltimore, Maryland  21202
                           Attention:  Steven A. Thomas, Esq.

                           and a copy to:

                           Wilmer, Cutler & Pickering
                           100 Light Street
                           Baltimore, Maryland  21202
                           Attention:  John B. Watkins, Esq.

                           with a copy to:

                           First Union National Bank of Maryland
                           901 East Cary Street
                           Richmond, Virginia  23219
                           Facsimile No.:  804-788-9661
                           Attention:  Corporate Trust Department

                  (c) if given to any Holder of Preferred Securities, at the address set forth on the books and records of the Issuer.

         All notices hereunder shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

         SECTION 8.4. Benefit. This Parent Guarantee Agreement is solely for the benefit of the Holders of the Preferred Securities and, subject to Section 3.1(a), is not separately transferable from the Preferred Securities.

         SECTION 8.5. No Benefit to Creditors of Trust. The rights under this Parent Guarantee Agreement will not inure to the benefit of any creditors of the Trust for any purposes whatsoever.

         SECTION 8.6. Interpretation. In this Parent Guarantee Agreement, unless the context otherwise requires:

                  (a) Capitalized terms used in this Parent Guarantee Agreement but not defined in the preamble hereto have the respective meanings assigned to them in Section 1.1;

                  (b) a term defined anywhere in this Parent Guarantee Agreement has the same meaning throughout;

                  (c) all  references  to "the Parent  Guarantee  Agreement"  or
         "this  Parent  Guarantee   Agreement"  are  to  this  Parent  Guarantee
         Agreement as modified, supplemented or amended from time to time;

                  (d) all references in this Parent Guarantee Agreement to Articles and Sections are to Articles and Sections of this Parent Guarantee Agreement unless otherwise specified;

                  (e) a term defined in the Trust Indenture Act has the same meaning when used in this Parent Guarantee Agreement unless otherwise defined in this Parent Guarantee Agreement or unless the context otherwise requires;

                  (f) a reference to the singular includes the plural and vice versa; and

                  (g) the masculine, feminine or neuter genders used herein shall include the masculine, feminine and neuter genders.

         SECTION 8.7. Governing Law. THIS PARENT GUARANTEE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         THIS PARENT GUARANTEE AGREEMENT is executed as of the day and year first above written.


                                    SINCLAIR BROADCAST GROUP, INC., as
                                            Guarantor


                                    By:     /s/ David D. Smith
                                       ----------------------------
                                            Name:   DAVID D. SMITH
                                            Title:  PRESIDENT

                                    FIRST UNION NATIONAL BANK OF MARYLAND,
                                            as Trustee


                                    By:     /s/ Patricia A. Welling
                                       -----------------------------
                                            Name:   Patricia A. Welling
                                            Title:

                             CROSS-REFERENCE TABLE*/

         Section of                                                Section of
         Trust Indenture Act                                       Guarantee
         of 1939, as amended                                       Agreement

         310(a).......................                             4.1(a)
         310(b).......................                             4.1(c), 2.7
         310(c).......................                             Inapplicable
         311(a).......................                             2.2(b)
         311(b).......................                             2.2(b)
         311(c).......................                             Inapplicable
         312(a).......................                             2.2(a)
         312(b).......................                             2.2(b)
         313..........................                             2.3
         314(a).......................                             2.4
         314(b).......................                             Inapplicable
         314(c).......................                             2.5
         314(d).......................                             Inapplicable
         314(e).......................                             1.1, 2.5, 3.2
         314(f).......................                             2.1, 3.2
         315(a).......................                             3.1(d)
         315(b).......................                             2.7
         315(c).......................                             3.1
         315(d).......................                             3.1(d)
         316(a).......................                             5.4(iii), 2.6
         316(b).......................                             5.1
         316(c).......................                             2.2
         317(a).......................                             Inapplicable
         317(b).......................                             Inapplicable
         318(a).......................                             2.1(b)
         318(b).......................                             2.1
         318(c).......................                             2.1(a)



         ------------------

         */This Cross-Reference Table does not constitute part of the Parent Guarantee Agreement and shall not affect the interpretation of any of its terms or provisions.